Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934

Date of report (date of earliest event reported):
July 1, 2013

NaturalNano, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-49901	87-0646435
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

15 Schoen Place
Pittsford, New York 14534
(Address of principal executive offices)

 (585) 267-4850
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets
Item 3.02 Unregistered Sales of Equity Securities.

The disclosures set forth below under Item 3.03 (Material Modification to Rights of Security Holders) are hereby incorporated by reference into this Item 3.02.

As discussed below in Item 3.03, on July 1, 2013, NaturalNano, Inc. (the “Company”) issued 100 shares of the Company’s Series D Preferred Stock to Jim Wemett, the sole officer and a director of the Company, in consideration for services provided to the Company. Such securities were issued under Section 4(2) of the Securities Act of 1933, as amended and Regulation D promulgated by the Securities and Exchange Commission thereunder.

Item 3.03 Material Modification to Rights of Security Holders.

The disclosures set forth above under Item 3.02 (Unregistered Sales of Equity Securities) are hereby incorporated by reference into this Item 3.03.

Our Articles of Incorporation authorize the issuance of 10,000,000 shares of preferred stock. The Board of Directors is authorized to provide for the issuance of shares of preferred stock in series and, by filing a certificate pursuant to the applicable law of Nevada, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof without any further vote or action by the shareholder. Any shares of preferred stock so issued could have priority over the common stock with respect to voting, dividends or liquidation rights. Any future issuance of preferred stock may have the effect of delaying, deferring or preventing a change in control of us without further action by the shareholder and may adversely affect the voting and other rights of the holders of common stock.

On June 10, 2013, we obtained the consent of the holders of the majority of the outstanding preferred shares to the creation of a Series D Preferred Stock. The Series D Preferred Stock shall entitle the holder to 51% vote on all matters submitted to a vote of the shareholders of the Company. There are no other rights or preferences attached to the Series D Preferred Stock.

As a result of the issuance of the 100 shares of Series D Preferred Stock to Mr. Wemett, said individual has voting rights over 51% of the issued and outstanding capital stock of the Company.

For all the terms of the Certificate of Designation of Preferences, Rights and Limitations of Series D Preferred Stock described above, reference is hereby made to such certificated annexed hereto as Exhibit 4.20. All statements made herein concerning the foregoing agreements are qualified by reference to said Exhibit.

Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

4.20	Certificate of Designation of the Preferences, Rights and Limitations of the Series D Preferred Stock of NaturalNano, Inc.

2

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NaturalNano, Inc.

Date: July 2, 2013	By:	/s/ James Wemett
James Wemett President and Chief Financial Officer

3